Net Income from Non-Current Assets and Groups Available for Sale Not Admissible as Discontinued Operations (Details) - Schedule of Net Income from Assets Received of Payment and Sale of Non-Currents Assets - CLP ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Net income from assets received in lieu of payment
Income from assets received in lieu of payment	$ 8,452	$ 4,873	$ 2,786
Other income from assets received in lieu of payment			455
Provision on assets received in lieu of payment	858	(743)	(192)
Expenses for maintenance of assets received in lieu of payment	(1,437)	(2,017)	(1,425)
Subtotal	7,873	2,113	1,624
Sale of non-current assets
Net income from sale of fixed assets	5,281	6,405	673
Subtotal	5,281	6,405	673
TOTAL	$ 13,154	$ 8,518	$ 2,297